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Exhibit 10.13

CLASSMATES MEDIA CORPORATION

RESTRICTED STOCK UNIT ISSUANCE AGREEMENT

RECITALS

        A.    The Board has adopted the Plan for the purpose of retaining the services of selected Employees and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B.    Participant is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's issuance of shares of Common Stock to the Participant under the Stock Issuance Program.

        C.    All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.

NOW, THEREFORE, it is hereby agreed as follows:

          1.    Grant of Restricted Stock Units.    The Corporation hereby awards to the Participant, as of the Award Date, Restricted Stock Units under the Plan. Each Restricted Stock Unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded Restricted Stock Units, the applicable vesting schedule for those shares, the dates on which those vested shares shall become issuable to Participant and the remaining terms and conditions governing the award (the "Award") shall be as set forth in this Agreement.

AWARD SUMMARY

Participant:
Award Date:	, 200
Number of Shares Subject to Award:	shares of Common Stock (the "Shares")
Vesting Schedule:
The Shares shall vest in a series of installments over the Participant's continued Service as follows: (i) twenty five percent (25%) of the Shares shall vest upon the Participant's completion of one (1) year of service measured from the Award Date and (ii) the balance of the Shares shall vest in a series of twelve (12) successive equal quarterly installments upon the Participant's completion of each successive three (3)-month period of Service over the three (3) year period measured from the first anniversary of the Award Date. However, one or more Shares may be subject to accelerated vesting pursuant to the provisions of Paragraph 5 below.
Issuance Schedule
Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date that Share vests or as soon thereafter as administratively practicable, but in no event later than the later of (i) the close of the calendar year in which that Share vests or (ii) the fifteenth day of the third calendar month following such vesting date (the "Issuance Date"). The Corporation shall collect the applicable Withholding Taxes with respect to the issued Shares pursuant to the procedures set forth in Paragraph 7 of this Agreement.

          2.    Limited Transferability.    Prior to actual receipt of the Shares which vest hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant's death may be transferred pursuant to the provisions of the Participant's will or the laws of inheritance or to the Participant's designated beneficiary or beneficiaries of this Award. The Participant may also direct the Corporation to immediately re-issue the stock certificates for any Shares which in fact vest and become issuable to Participant under the Award during his or her lifetime to one or more designated Family Members or a trust established for the Participant and/or his or her Family Members. The Participant may make such a beneficiary designation or certificate directive at any time by filing the appropriate form with the Plan Administrator or its designee.

          3.    Cessation of Service.    Except as otherwise provided in Paragraph 5 below, should the Participant cease Service for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of Restricted Stock Units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units.

          4.    Stockholder Rights and Dividend Equivalents

            (a)   The holder of this Award shall not have any stockholder rights, including voting, dividend or liquidation rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares upon their actual issuance following the Corporation's collection of the applicable Withholding Taxes.

            (b)   Notwithstanding the foregoing, should any dividend or other distribution, whether regular or extraordinary and whether payable in cash, securities (other than Common Stock) or other property, be declared and paid on the outstanding Common Stock while one or more Shares remain subject to this Award (i.e., those Shares are not otherwise issued and outstanding for purposes of entitlement to the dividend or distribution), then the following provisions shall govern the Participant's interest in that dividend or distribution:

                (i)  If the dividend is a regularly-scheduled cash dividend on the Common Stock, then the Participant shall be entitled to a current cash distribution from the Corporation equal to the cash dividend the Participant would have received with respect to the Shares at the time subject to this Award had those Shares actually been issued and outstanding and entitled to that cash dividend. Each cash dividend equivalent under this subparagraph (i) shall be paid to Participant within five (5) business day following the payment of the actual cash dividend on the outstanding Common Stock, subject to the Corporation's collection of all applicable federal, state and local income and employment withholding taxes.

               (ii)  For any other dividend or distribution, a special book account shall be established for the Participant and credited with a phantom dividend equivalent to the actual dividend or distribution which would have been paid on the Shares at the time subject to this Award had they been issued and outstanding and entitled to that dividend or distribution. As the Shares subsequently vest hereunder, the phantom dividend equivalents so credited to those Shares in the book account shall vest and be distributed to the Participant (in the same form the actual dividend or distribution was paid to the holders of the Common Stock entitled to that dividend or distribution) concurrently with the issuance of the vested Shares to which those phantom dividend equivalents relate. However, each such distribution shall be subject to the Corporation's collection of the Withholding Taxes applicable to that distribution.

          5.    Change of Control.

            (a)   Any Restricted Stock Units subject to this Award at the time of a Change in Control may be assumed by the successor entity or otherwise continued in full force and effect or may be replaced with a cash retention program of the successor entity which preserves the Fair Market Value of the unvested shares of Common Stock subject to the Award at the time of the Change in Control and provides for subsequent payout of that value in accordance with the same vesting and issuance schedules applicable to the Award. In the event of such assumption or continuation of this Award or such replacement of the Award with a cash retention program, no accelerated vesting of the Restricted Stock Units shall occur at the time of the Change in Control.

            (b)   In the event this Award is assumed or otherwise continued in effect, the Restricted Stock Units subject to the Award shall be adjusted immediately after the consummation of the Change in Control so as to apply to the number and class of securities into which the Shares subject to those units immediately prior to the Change in Control would have been converted in consummation of that Change in Control had those Shares actually been issued and outstanding at that time. To the extent the actual holders of the outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or parent entity) may, in connection with the assumption or continuation of the Restricted Stock Units subject to the Award at that time and with the approval of the Plan Administrator, substitute one or more shares of its own common stock with a fair market value equal to the cash consideration paid per share of Common Stock in the Change in Control transaction, provided the substituted common stock is readily tradable on an established U.S. securities exchange or market.

            (c)   Any Restricted Stock Units which are assumed or otherwise continued in effect in connection with a Change in Control or replaced with a cash retention program under Paragraph 5(a) shall be subject to accelerated vesting in accordance with the following provisions:

      •
      Should an Involuntary Termination of the Participant's Service occur within twelve (12) months after the Change in Control event, then the Participant shall immediately vest in an additional number of Shares (or an additional portion of his or her cash retention balance related to those Shares) equal to the greater of (i) twenty-five percent (25%) of the total number of Shares subject to this Award or (ii) the additional number of Shares in which the Participant would have been vested at the time of such Involuntary Termination had he or she completed an additional period of Service equal in duration to the actual period of Service completed by the Participant between the Award Date and the date of such Involuntary Termination and the Shares subject to this Award had vested in forty eight (48) successive equal monthly installments over the duration of the Vesting Schedule. In no event, however, shall the number of Shares which vest on such an accelerated basis exceed the number of Shares unvested immediately prior to the date of the Participant's Involuntary Termination. The Shares which so vest (or the portion of the cash retention balance which so vests) shall be issued or distributed to the Participant within fifteen (15) business days following the date of such Involuntary Termination.

            (d)   If the Restricted Stock Units subject to this Award at the time of the Change in Control are not assumed or otherwise continued in effect or replaced with a cash retention program in accordance with Paragraph 5(a), then those units will vest immediately prior to the closing of the Change in Control. The Shares subject to those vested units will be issued immediately upon the effective date of such Change in Control or as soon as administratively practicable thereafter, but in no event more than fifteen (15) business days after the effective date of the Change in Control, or will otherwise be converted into the right to receive the same consideration per share of Common Stock payable to the holders of the Corporation's Common Stock in consummation of the Change in Control and distributed at the same time as such stockholder payments, but in no event shall the distribution to Participant be completed later than the later of (i) the close of the calendar year in which the Change in Control is effected or (ii) the fifteenth day of the third calendar month following the effective date of that Change in Control.

            (e)   This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          6.    Adjustment in Shares.    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby prevent a dilution or enlargement of benefits hereunder. In making such equitable adjustments, the Plan Administrator shall take into account any amounts distributed to Participant or credited to the Participant's book account under Paragraph 4(b) in connection with the transaction, and the determination of the Plan Administrator shall be final, binding and conclusive. In the event of a Change in Control, the provisions of Paragraph 5 shall be controlling.

          7.    Issuance of Shares of Common Stock.

            (a)   Except as otherwise provided in Paragraph 5, on the applicable Issuance Date under Paragraph 1, the Corporation shall issue to or on behalf of Participant a certificate (which may be in electronic form) for the vested shares of Common Stock to be issued on that date and shall concurrently distribute to the Participant any phantom dividend equivalents with respect to those Shares. The Corporation shall collect the Withholding Taxes with respect to the distributed phantom dividend equivalents by withholding a portion of that distribution equal to the amount of the applicable Withholding Taxes, with the cash portion of the distribution to be the first portion so withheld. Until such time as the Corporation provides the Participant with notice to the contrary, the Corporation shall collect the Withholding Taxes with respect to the vested Shares through an automatic Share withholding procedure pursuant to which the Corporation will withhold, immediately as the Shares vest under the Award, a portion of those vested Shares with a Fair Market Value (measured as of the vesting date) equal to the amount of such Withholding Taxes (the "Share Withholding Method"); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Corporation's required tax withholding obligations using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to supplemental taxable income. Participant shall be notified (either in writing or through the Corporation's electronic mail system) in the event such Share Withholding Method is no longer available.

            (b)   Should any Shares vest under the Award at time the Share Withholding Method is not available, then the Withholding Taxes shall be collected from the Participant through either of the following alternatives:

      •
      the Participant's delivery of his or her separate check payable to the Corporation in the amount of such Withholding Taxes, or

      •
      the use of the proceeds from a next-day sale of the Shares issued to the Participant, provided and only if (i) such a sale is permissible under the Corporation's insider trading policies governing the sale of Common Stock, (ii) the Participant makes an irrevocable commitment, on or before the vesting date for those Shares, to effect such sale of the Shares and (iii) the transaction is not otherwise deemed to constitute a prohibited loan under Section 402 of the Sarbanes-Oxley Act of 2002.

            (c)   Except as otherwise provided in Paragraph 5 or Paragraph 7(a), the settlement of all Restricted Stock Units which vest under the Award shall be made solely in shares of Common Stock. In no event, however, shall any fractional shares be issued. Accordingly, the total number of shares of Common Stock to be issued at the time the Award vests shall, to the extent necessary, be rounded down to the next whole share in order to avoid the issuance of a fractional share.

          8.    Compliance with Laws and Regulations.    The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Corporation and Participant with all applicable requirements of law relating thereto and with all applicable regulations of any Stock Exchange on which the Common Stock may be listed for trading at the time of such issuance.

          9.    Notices.    Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices and directed to the attention of the Stock Plan Administrator. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address on record with the Corporation. An email to the email address of Participant on record with the Corporation shall be deemed to be written notice. All notices shall be deemed effective upon personal delivery, upon sending of an email or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          10.    Successors and Assigns.    Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Participant, Participant's assigns, the legal representatives, heirs and legatees of Participant's estate and any beneficiaries of the Award designated by Participant.

          11.    Construction.    This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award.

          12.    Governing Law.    The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          13.    Employment at Will.    Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

CLASSMATES MEDIA CORPORATION
By:

Title:

PARTICIPANT
Signature:

Address:

APPENDIX A

DEFINITIONS

        The following definitions shall be in effect under the Agreement:

        A.    Agreement shall mean this Restricted Stock Unit Issuance Agreement.

        B.    Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of this Agreement.

        C.    Award Date shall mean the date the restricted stock units are awarded to Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.

        D.    Board shall mean the Corporation's Board of Directors.

        E.    Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

            (i)  a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the person or persons who beneficially owned fifty percent (50%) or more of the Corporation's outstanding voting securities immediately prior to such transaction;

           (ii)  any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets (other than to any entity that directly or indirectly controls, is controlled by or is under common control with, the Corporation.);

          (iii)  the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or any other person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of (A) securities possessing (or convertible into or exercisable for securities possessing) thirty three and one third percent (33 1/3%) or more of the total combined voting power of all of the Corporation's outstanding securities (as measured in terms of the power to vote with respect to the election of Board members) or (B) securities representing thirty three and one third percent (33 1/3%) or more of the aggregate market value of all of the Corporation's outstanding capital stock, measured in each instance immediately after the consummation of such transaction or series of related transactions and whether such transaction or transactions involve a direct issuance from the Corporation or the acquisition of the Corporation's outstanding securities held by one or more of the Corporation's existing stockholders; or

          (iv)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        In no event, however, shall a Change in Control be deemed to occur as a result of a spin-off distribution by United Online, Inc of all or any portion of the Corporation's outstanding securities held by United Online, Inc. to its existing stockholders in proportion to their holdings of United Online, Inc. capital stock.

        F.     Code shall mean the Internal Revenue Code of 1986, as amended.

        G.    Common Stock shall mean shares of the Corporation's Class A common stock.

        H.    Corporation shall mean Classmates Media Corporation, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Classmates Media Corporation which shall by appropriate action adopt the Plan.

        I.     Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        J.     Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on date on question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        K.    Family Members shall mean, with respect to the Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

        L.    Involuntary Termination shall mean the termination of Participant's Employee status by reason of:

            (i)  Participant's involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

           (ii)  Participant's voluntary resignation following (A) a material reduction in the scope of his or her day-to-day responsibilities with the Corporation (or any Parent or Subsidiary), it being understood that a change in such individual's title shall not, in and of itself, be deemed a material reduction, (B) a material reduction in Participant's base salary, which shall be deemed to occur if such reduction is more than fifteen percent (15%), or (C) a material relocation of Participant's principal place of employment, which shall be deemed to occur if such relocation is more than fifty (50) miles, provided, however, that such resignation is effected only after (i) Participant provides written notice to the Corporation of the event or transaction constituting grounds for such resignation within sixty (60) days after the occurrence of that event or transaction and (ii) the Corporation fails to take the requisite remedial action with respect to such event or transaction within thirty (30) days after receipt of such notice.

        M.   Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Participant, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary) or any other intentional misconduct by Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Participant or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of this Agreement, to constitute grounds for termination for Misconduct.

        N.    1934 Act shall mean the Securities Exchange Act of 1934, as amended from time to time.

        O.    Participant shall mean the person to whom the Award is made pursuant to the Agreement.

        P.     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Q.    Plan shall mean the Corporation's 2007 Incentive Compensation Plan, as amended and restated.

        R.    Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

        S.     Service shall mean the Participant's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. For purposes of this Agreement, Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) Participant no longer performs services in any of the foregoing capacities for the Corporation (or any Parent or Subsidiary) or (ii) the entity for which Participant performs such services ceases to remain a Parent or Subsidiary of the Corporation, even though Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation's written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

        T.     Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

        U.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V.     Withholding Taxes shall mean the federal, state and local income taxes and the employee portion of the federal, state and local employment taxes required to be withheld by the Corporation in connection with the issuance of the shares of Common Stock which vest under of the Award and any phantom dividend equivalents distributed with respect to those shares.

IPO GRANT
NON-EMPLOYEE BOARD MEMBER

CLASSMATES MEDIA CORPORATION
RESTRICTED STOCK UNIT AWARD AGREEMENT

RECITALS

        A.    The Corporation has implemented an automatic award program under the Plan pursuant to which eligible non-employee Board members will automatically receive special awards of restricted stock units at periodic intervals over their period of Board service in order to provide such individuals with a meaningful incentive to continue to serve as members of the Board.

        B.    Participant is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the award of restricted stock units under the Automatic Grant Program.

        C.    All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.

        NOW, THEREFORE, it is hereby agreed as follows:

          1.    Grant of Restricted Stock Units.    The Corporation hereby awards to Participant, as of the Award Date, an award (the "Award") of restricted stock units under the Automatic Grant Program. Each restricted stock unit represents the right to receive one share of Common Stock on the designated issuance date following the vesting of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.

AWARD SUMMARY

Participant
Award Date:	, 2007
Number of Shares Subject to Award:	shares of Common Stock (the "Shares")
Vesting Schedule:
One third of the Shares shall vest upon the Participant's continuation in Board service through February 15, 2008, and the remaining Shares shall vest in two (2) successive equal annual installments upon the Participant's completion of each additional year of Board service over the two (2)-year period measured from February 15, 2008. The Shares may vest in whole or in part on an accelerated basis in accordance with the provisions of Paragraphs 3 and 5 of this Agreement.
Issuance Schedule:
Any Shares which vest on February 15, 2008 shall be issued on August 15, 2008 or as soon thereafter as administratively practicable, and any other Share which vests in accordance with the foregoing Vesting Schedule shall be issued on the date that Share vests or as soon thereafter as administratively practicable, but in no event shall any Share which vests hereunder be issued later than the later of (i) the close of the calendar year in which that Share vests or (ii) the fifteenth day of the third calendar month following such vesting date (the "Issuance Date").

          2.    Limited Transferability.    Prior to the actual issuance of the Shares which vest hereunder, Participant may not transfer any interest in the restricted stock units subject to the Award or the underlying Shares or pledge or otherwise hedge the sale of those units or Shares, including (without limitation) any short sale or any acquisition or disposition of any put or call option or other instrument tied to the value of those Shares. However, any Shares which vest hereunder but otherwise remain unissued at the time of Participant's death may be transferred pursuant to the provisions of Participant's will or the laws of inheritance or to Participant's designated beneficiary or beneficiaries of this Award. Participant may also direct the Corporation to immediately re-issue the stock certificates for any Shares which in fact vest and become issuable to Participant hereunder to one or more designated Family Members or a trust established for Participant and/or his or her Family Members. Participant may make such a beneficiary designation or certificate directive at any time by filing the appropriate form with the Plan Administrator or its designee.

          3.    Cessation of Service.    The restricted stock units subject to this Award shall immediately vest in full upon Participant's cessation of Board service by reason of death or Permanent Disability or by reason of his or her unilateral removal from the Board other than for Misconduct. Should Participant cease Board service for any other reason prior to vesting in all the Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units.

          4.    Stockholder Rights and Dividend Equivalents

            (a)   Participant shall not have any stockholder rights, including voting, dividend or liquidation rights, with respect to the Shares subject to the Award until Participant becomes the record holder of those Shares upon their actual issuance.

            (b)   Notwithstanding the foregoing, should any dividend or other distribution, whether regular or extraordinary and whether payable in cash, securities (other than Common Stock) or other property, be declared and paid on the outstanding Common Stock while one or more Shares remain subject to this Award (i.e., those Shares are not otherwise issued and outstanding for purposes of entitlement to the dividend or distribution), then the following provisions shall govern the Participant's interest in that dividend or distribution:

                (i)  If the dividend is a regularly-scheduled cash dividend on the Common Stock, then the Participant shall be entitled to a current cash distribution from the Corporation equal to the cash dividend the Participant would have received with respect to the Shares at the time subject to this Award had those Shares actually been issued and outstanding and entitled to that cash dividend. Each cash dividend equivalent under this subparagraph (i) shall be paid within five (5) business day following the payment of the actual cash dividend on the outstanding Common Stock.

               (ii)  For any other dividend or distribution, a special book account shall be established for the Participant and credited with a phantom dividend equivalent to the actual dividend or distribution which would have been paid on the Shares at the time subject to this Award had they been issued and outstanding and entitled to that dividend or distribution. As the Shares subsequently vest hereunder, the phantom dividend equivalents so credited to those Shares in the book account shall vest and be distributed to the Participant (in the same form the actual dividend or distribution was paid to the holders of the Common Stock entitled to that dividend or distribution) concurrently with the issuance of the vested Shares to which those phantom dividend equivalents relate.

          5.    Special Vesting Acceleration.    The restricted stock units subject to this Award shall immediately vest in full upon Participant's continuation in Board service until the effective date of

2

  any Change in Control transaction. The vested Shares will be issued immediately upon such effective date or as soon as administratively practicable thereafter, but in no event more than fifteen (15) business days after such effective date, or will otherwise be converted into the right to receive the same consideration per share of Common Stock payable to the holders of the Corporation's Common Stock in consummation of the Change in Control and distributed at the same time as such stockholder payments, but in no event shall the distribution to Participant be completed later than the later of (i) the close of the calendar year in which the Change in Control is effected or (ii) the fifteenth day of the third calendar month following the effective date of that Change in Control.

          6.    Adjustment in Shares.    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby prevent a dilution or enlargement of benefits hereunder. In making such equitable adjustments, the Plan Administrator shall take into account any amounts distributed to Participant or credited to Participant's book account under Paragraph 4(b) in connection with the transaction, and the determination of the Plan Administrator shall be final, binding and conclusive.

          7.    Issuance of Shares of Common Stock.

            (a)   Except as otherwise provided in Paragraph 5, on the applicable Issuance Date under Paragraph 1, the Corporation shall issue to or on behalf of Participant a certificate (which may be in electronic form) for the vested shares of Common Stock to be issued on that date.

            (b)   Except as otherwise provided in Paragraph 5, the settlement of all restricted stock units which vest under this Award shall be made solely in shares of Common Stock. In no event, however, shall any fractional shares be issued. Accordingly, the total number of shares of Common Stock to be issued at the time the Award vests shall, to the extent necessary, be rounded down to the next whole share in order to avoid the issuance of a fractional share.

          8.    Compliance with Laws and Regulations.

            (a)   The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Corporation and Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such issuance.

            (b)   The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Corporation of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          9.    Successors and Assigns.    Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Participant, Participant's assigns, the legal representatives, heirs and legatees of Participant's estate and any beneficiaries of the Award designated by Participant.

          10.    Notices.    Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal

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  corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant's signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          11.    Construction.    This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award.

          12.    Governing Law.    The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          13.    No Impairment of Rights.    This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. In addition, this Agreement shall not in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or its stockholders to remove Participant from the Board at any time in accordance with the provisions of applicable law.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

CLASSMATES MEDIA CORPORATION
By:

Title:

Address:

PARTICIPANT
Signature:

Address:

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APPENDIX A
DEFINITIONS

        A.    Agreement shall mean this Restricted Stock Unit Award Agreement.

        B.    Automatic Grant Program shall mean the automatic grant program for non-employee Board members in effect under Article Five of the Plan.

        C.    Award shall mean the award of restricted stock units made to Participant pursuant to the terms of this Agreement.

        D.    Award Date shall mean the date the restricted stock units are awarded to Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.

        E.    Board shall mean the Corporation's Board of Directors.

        F.     Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

            (i)  a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the person or persons who beneficially owned fifty percent (50%) or more of the Corporation's outstanding voting securities immediately prior to such transaction;

           (ii)  any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets (other than to any entity that directly or indirectly controls, is controlled by or is under common control with, the Corporation);

          (iii)  the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or any other person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of (A) securities possessing (or convertible into or exercisable for securities possessing) thirty three and one third percent (33 1/3%) or more of the total combined voting power of all of the Corporation's outstanding securities (as measured in terms of the power to vote with respect to the election of Board members) or (B) securities representing thirty three and one third percent (33 1/3%) or more of the aggregate market value of all of the Corporation's outstanding capital stock, measured in each instance immediately after the consummation of such transaction or series of related transactions and whether such transaction or transactions involve a direct issuance from the Corporation or the acquisition of the Corporation's outstanding securities held by one or more of the Corporation's existing stockholders; or

          (iv)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

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        In no event, however, shall a Change in Control be deemed to occur as a result of a spin-off distribution by United Online, Inc of all or any portion of the Corporation's outstanding securities held by United Online, Inc. to its existing stockholders in proportion to their holdings of United Online, Inc. capital stock.

        F.     Code shall mean the Internal Revenue Code of 1986, as amended.

        G.    Common Stock shall mean shares of the Corporation's Class A common stock.

        H.    Corporation shall mean Classmates Media Corporation, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Classmates Media Corporation which shall by appropriate action adopt the Plan.

        I.     Family Members shall mean, with respect to the Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

        J.     Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by the Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.

        K.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        L.    Participant shall mean the non-employee Board member to whom the Award is made pursuant to the Automatic Grant Program.

        M.   Permanent Disability shall mean the inability of Participant to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        N.    Plan shall mean the Corporation's 2007 Incentive Compensation Plan.

        O.    Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

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QuickLinks

  Exhibit 10.13
CLASSMATES MEDIA CORPORATION RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
  IPO GRANT NON-EMPLOYEE BOARD MEMBER
CLASSMATES MEDIA CORPORATION RESTRICTED STOCK UNIT AWARD AGREEMENT